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                                                                  EXHIBIT 10.56
                       AMENDMENT NO. 6 TO CREDIT AGREEMENT

         AMENDMENT dated as of October 30, 2000 (the "AMENDMENT") to the Revolving Credit and Guaranty Agreement dated as of May 4, 2000 and amended as of May 15, 2000, June 1, 2000, August 31, 2000 and October 6, 2000 (as so amended, the "CREDIT AGREEMENT") among LAROCHE INDUSTRIES INC. (the "BORROWER"), LAROCHE FORTIER INC. (the "GUARANTOR"), the LENDERS party thereto (the "DIP LENDERS") and THE CHASE MANHATTAN BANK, as Agent (the "AGENT").

                                   WITNESSETH:

         WHEREAS, the parties to the Credit Agreement have agreed to amend the Credit Agreement as provided for herein to, among other things, permit limited additional borrowings subsequent to the receipt of expected net proceeds of the sale of certain assets;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. DEFINITIONS; REFERENCES. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, from and after the date of effectiveness of this Amendment, refer to the Credit Agreement as amended hereby.

         SECTION 2. MANDATORY PREPAYMENT, COMMITMENT REDUCTION AND TERMINATION.
Section 2.13 of the Credit Agreement is hereby amended by:

         (a) deleting the last sentence of paragraph (a) thereof and substituting therefor the following sentence:

                  "Any reduction of the Total Commitments pursuant to this paragraph shall be applied FIRST to reduce the Tranche B Total Commitments, until such Tranche B Total Commitments have been reduced to zero, and second (i) in the case of Net Proceeds received in connection with the sale of the Nitrogen Manufacturing Assets (the "NITROGEN SALE PROCEEDS"), (A) to immediately reduce the Tranche A Total Commitments, until such Tranche A Total Commitments have been reduced to $10,000,000, and (B) on the date that is thirty (30) days after the date of receipt of such Nitrogen Sale Proceeds (which date may be extended by the Required DIP Lenders in writing in their sole discretion), to reduce the remaining Tranche A Total Commitments by that portion of the Nitrogen Sale Proceeds, if any, not previously applied to reduce the Tranche A Total Commitments pursuant to


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                  clause (A) above, until such remaining Tranche A Total
                  Commitments have been reduced to zero, and (ii) in any other case, to immediately reduce the Tranche A Total Commitments, until such Tranche A Total Commitments have been reduced to zero."; and

         (b) adding, at the end of paragraph (b) thereof but before the period, the following proviso:

                  "; PROVIDED, HOWEVER, that solely for purposes of this paragraph (b), any reduction in the Total Commitments effected pursuant to clause (i)(B) of paragraph (a) above shall be deemed to have occurred on the date of receipt of the Nitrogen Sale Proceeds.".

         SECTION 3. EFFECTIVENESS. This Amendment shall become effective if and only if the Agent shall have received duly executed counterparts hereof signed by each of the Borrower, the Agent, the Guarantor and the Required DIP Lenders (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).

         SECTION 4. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 5. COUNTERPARTS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.



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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.


                                                       LAROCHE INDUSTRIES INC.




                                                       By:______________________
                                                          Name:
                                                          Title:




                                                       LAROCHE FORTIER INC.




                                                       By:______________________
                                                          Name:
                                                          Title:




                                                       THE CHASE MANHATTAN BANK,
                                                      as Agent and as DIP Lender




                                                       By:______________________
                                                          Name:
                                                          Title:




                                                       HIBERNIA NATIONAL BANK




                                                       By:______________________
                                                          Name:
                                                          Title:




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                                                       WACHOVIA BANK, N.A.




                                                       By:______________________
                                                          Name:
                                                          Title:




                                                       THE BANK OF NOVA SCOTIA




                                                       By:______________________
                                                          Name:
                                                          Title:




                                                       PERRY CAPITAL LLC


                                                       By:______________________
                                                          Name:
                                                          Title:




                                                       AMSOUTH BANK


                                                       By:______________________
                                                          Name:
                                                          Title:










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                                                   BHF (USA) CAPITAL CORPORATION


                                                   By:__________________________
                                                      Name:
                                                      Title:


                                                   By:__________________________
                                                      Name:
                                                      Title:

                                                   COMERICA BANK




                                                   By:__________________________
                                                      Name:
                                                      Title:




                                                   NATIONAL BANK OF CANADA


                                                   By:__________________________
                                                      Name:
                                                      Title:




                                                   BNP PARIBAS


                                                   By:__________________________
                                                      Name:
                                                      Title: